Exhibit 99.2
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

The Kushner-Locke Company		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	95
	Debtor(s).	For the Month Ending:	9/30/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,283,438.72

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			10,967,413.42

3. BEGINNING BALANCE:			316,025.30

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		8,952.93

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	Internal Transfers	50,000.00

**Other (Specify)
TOTAL RECEIPTS THIS PERIOD:			58,952.93

5. BALANCE:			374,978.23

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		0.00

Disbursements (from page 2)		72,281.58

7. ENDING BALANCE:			302,696.65

8. General Account Number(s):		1891935460
Depository Name & Location:		Comerica Bank
		Los Angeles, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
09/02/2009	Wire	Payroll Tax			$5,288.49	$5,288.49
09/02/2009	1498	Bonded Services			$4,000.00	$4,000.00
09/02/2009	1499	Bowne of Los Angeles			$1,246.00	$1,246.00
09/02/2009	1500	Brandon & Morner Ritt			$3,233.40	$3,233.40
09/02/2009	1501	Global Media Television			$7,500.00	$7,500.00
09/02/2009	1502	Kevin Marino Expenses			$141.53	$141.53
09/02/2009	1503	Xerox			$22.49	$22.49
09/02/2009	8613	Payroll			$1,379.04	$1,379.04
09/02/2009	8614	Payroll			$7,504.52	$7,504.52
09/02/2009	8615	Payroll			$2,788.12	$2,788.12
09/04/2009	Wire	ADP			$86.30	$86.30
09/14/2009	Wire	ADP			$86.30	$86.30
09/18/2009	Wire	ADP			$20.00	$20.00
09/18/2009	Wire	Comerica Bank			$281.84	$281.84
09/18/2009	1504	Anthem Blue Cross			$2,484.00	$2,484.00
09/18/2009	1505	Arrowhead			$16.10	$16.10
09/18/2009	1506	Blue Shield			$319.00	$319.00
09/18/2009	1507	Federal Express			$27.32	$27.32
09/18/2009	1508	Kevin Marino Expenses			$569.64	$569.64
09/18/2009	1509	Recall			$918.84	$918.84
09/22/2009	Wire	Payroll Tax			$3,705.42	$3,705.42
09/22/2009	8616	Payroll			$1,379.03	$1,379.03
09/22/2009	8617	Payroll			$5,321.27	$5,321.27
09/22/2009	8618	Payroll			$2,788.11	$2,788.11
09/25/2009	Wire	ADP			$83.20	$83.20
09/28/2009	1510	AT & T			$86.16	$86.16
09/28/2009	1511	AT & T			$287.12	$287.12
09/28/2009	1512	Kevin Marino Expenses			$319.40	$319.40
09/28/2009	1514	New Beginnings Enterprises			$4,896.51	$4,896.51
09/30/2009	1515	New Wave Entertainment			$650.00	$650.00
09/30/2009	1516	Anthem Blue Cross			$2,484.00	$2,484.00
09/30/2009	1517	Bonded Services			$4,000.00	$4,000.00
09/30/2009	1518	Digital Post Services			$590.70	$590.70
09/30/2009	1519	New Beginnings Enterprises			$4,896.51	$4,896.51
09/30/2009	1520	New Wave Entertainment			$256.00	$256.00
09/30/2009	1521	Point 360			$2,625.22	$2,625.22

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	72,281.58	$72,281.58

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2009	Balance on Statement:	$321,360.47

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

1510	9/28/2009	$86.16
1511	9/28/2009	$287.12
1515	9/30/2009	$650.00
1516	9/30/2009	$2,484.00
1517	9/30/2009	$4,000.00
1518	9/30/2009	$590.00
1519	9/30/2009	$4,896.51
1520	9/30/2009	$256.00
1521	9/30/2009	$2,625.22
8618	9/22/2009	$2,788.11
TOTAL OUTSTANDING CHECKS:			18,663.82

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$302,696.65

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

The Kushner-Locke Company		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	95
	Debtor(s).	For the Month Ending:	9/30/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLATERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		12,084,612.16

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		11,485,594.62

3. BEGINNING BALANCE:		599,017.54

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing

Accounts Receivable — Pre-filing

General Sales

Other (Specify) Interest	55.90

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		55.90

5. BALANCE:		599,073.44

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	50,000.00

Disbursements (from page 2)	7,598.79

TOTAL DISBURSEMENTS THIS PERIOD:***		57,598.79

7. ENDING BALANCE:		541,474.65

8. General Account Number(s):	323-221-556
	JP Morgan Chase
Depository Name & Location:	New York, NY

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
9/3/2009	Wire	JP Morgan Chase	Legal Fees		2,327.79	2,327.79
9/11/2009	Wire	Kushner-Locke	Internal Transfer	25,000.00		25,000.00
9/22/2009	Wire	Kushner-Locke	Internal Transfer	25,000.00		25,000.00
09/30/2009	Wire	JP Morgan Chase	Legal Fees		5,271.00	5,271.00
						0.00
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						0.00

TOTAL DISBURSEMENTS THIS PERIOD:				50,000.00	7,598.79	$57,598.79

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLATERAL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	9/30/2009	Balance on Statement:	$546,745.65

Plus deposits in transit (a):

		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):
	Check Number	Check Date	Check Amount

	Wire	9/30/2009	5,271.00

TOTAL OUTSTANDING CHECKS:				5,271.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$541,474.65

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	95
	Debtor(s).	For the Month Ending:	9/30/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLECTION ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,302,570.28

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		51,537.80

3. BEGINNING BALANCE:		1,251,032.48

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	3,359.52

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	0.00

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		3,359.52

5. BALANCE:		1,254,392.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	50.00

TOTAL DISBURSEMENTS THIS PERIOD:***		50.00

7. ENDING BALANCE:		1,254,342.00

8. General Account Number(s):	112391673
Depository Name & Location:	City National Bank
	Beverly Hills, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLECTION ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
09/30/2009	Fee	City National Bank	Bank Fee		$50.00	50.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
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						0.00
TOTAL DISBURSEMENTS THIS PERIOD:				0.00	50.00	$50.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLECTION ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	9/30/2009	Balance on Statement:	$1,254,342.00

Plus deposits in transit (a):

		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:				0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$1,254,342.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD: 08/01/09-08/31/09
(Provide a copy of monthly account statements for each of the below)

		General Account:	302,696.65

		Collateral Account:	541,474.65

		Collection Account:	1,254,342.00

*Other Accounts:

	Bank of Scotland — Pinocchio	Time Deposit	219,161.83	Currency: GBP

	Bank of Scotland — Basil	Time Deposit	247,376.97	Currency: GBP

	Edge Entertainment		172.89

	KL- PWI account		731.10

	BLT Venture	JV Account	70,269.08

	BLT Venture	JV Account	330.45

	KL\7 Venture	JV Account	40,002.87

	Denial Venture	JV Account	244,987.31

	Cracker LLC	JV Account	15,569.01

	Swing	JV Account	13,031.13

*Other Monies:

		**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				2,950,145.94

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

			Post-Petition
	Frequency of Payments		payments not made
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	(Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
Gross Sales Subject to Sales Tax:

Total Wages Paid:

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding

	State Withholding

	FICA- Employer’s Share

	FICA- Employee’s Share

	Federal Unemployment

	Sales and Use

	Real Property

Other:

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	9,593.51		561,661.12

31 - 60 days

61 - 90 days

91 - 120 days

Over 120 days

TOTAL:	9,593.51	0.00	561,661.12

V. INSURANCE COVERAGE

		Amount of	Policy Expiration	Premium Paid
	Name of Carrier	Coverage	Date	Through (Date)
Commercial Package	St. Paul Travelers	2,000,000.00	2/14/2010	2/14/2010
Worker’s Compensation	St. Paul Travelers	1,000,000.00	1/14/2010	1/14/2010
E & O	St. Paul Travelers	3,000,000.00	3/3/2010	3/3/2010

Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period					Quarterly Fees
Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Still Owing
11/01-12/08	10,014,342.17	78,650.00		83,975.00	(5,325.00)
31-Mar-2009	295,493.00	1,950.00	apply credit		1,950.00
30-Jun-2009	215,093.50	1,625.00	apply credit		1,625.00
30-Sep-2009	222,369.77	1,625.00	apply credit		1,625.00
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		83,850.00		83,975.00	(125.00)

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Gross
	Date of Order		Compensation
	Authorizing	*Authorized Gross	Paid During the
Name of Insider	Compensation	Compensation	Month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Date of Order
	Authorizing		Amount Paid
Name of Insider	Compensation	Description	During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

Sep 09
Ordinary Income/Expense
Income
KL International Sales	10,000.00
materials	8,952.93

Total Income	18,952.93
Cost of Goods Sold
Vision Expenses	2,025.17
Vision Sales Fee	3,824.93

Total COGS	5,850.10

Gross Profit	13,102.83
Expense
Agents Fees	7,500.00
Bank Service Charges
City National — Service Charge	50.00
Comerica — Sevice Charge	281.84

Total Bank Service Charges	331.84
Copy Machine	22.49
Delivery & Distribution Expense
Billable Materials	3,275.22
Elements	590.70
Marketing	520.00
Shipping	27.32

Total Delivery & Distribution Expense	4,413.24
Dues and Subscriptions	99.95
Insurance
Dental	319.00
Health	2,484.00
Health Acct.	69.22

Total Insurance	2,872.22
Internet	136.16
Office Supplies	632.72
Parking	330.00
Payroll
Payroll cost — Employees	12,007.14
Payroll Fee	275.80
Responsible Officer	18,146.86

Total Payroll	30,429.80
Professional Fees
Legal Fees	5,271.00

Total Professional Fees	5,271.00
Rent	4,566.51
SEC Reporting	1,836.00
Storage	4,918.84
Telephone	287.12
Telephone / E-mail Exepnses	441.02

Total Expense	64,088.91

Net Ordinary Income	-50,986.08
Other Income/Expense
Other Income
Interest Income	55.90

Total Other Income	55.90

Net Other Income	55.90

Net Income	-50,930.18

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

Sep 30, 09
ASSETS
Current Assets
Checking/Savings
City National — Collection Acco	1,254,342.00
Comerica — DIP	302,696.65
KL Cash Collateral — JP Morgan	541,474.65

Total Checking/Savings	2,098,513.30
Accounts Receivable
AR — BL	15,000.00
AR — Global Media	225,000.00
AR — KL	258,333.35
AR — Vision	63,327.77

Total Accounts Receivable	561,661.12

Total Current Assets	2,660,174.42

TOTAL ASSETS	2,660,174.42

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	-9,593.51

Total Accounts Payable	-9,593.51

Total Current Liabilities	-9,593.51

Total Liabilities	-9,593.51
Equity
Opening Bal Equity	2,345,453.91
Retained Earnings	993,255.43
Net Income	-668,941.41

Total Equity	2,669,767.93

TOTAL LIABILITIES & EQUITY	2,660,174.42

XI. QUESTIONNAIRE

No
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑

No
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☑

3.	State what progress was made during the reporting period toward filing a plan of reorganization Secured creditors are negotiating the final details of the reorg plan.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

No
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑

I,	Alice P. Neuhauser, Responsible Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession